INCOME TAXES - Schedule of Income Tax Expense (Benefit) (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021
Income Tax Expense (Benefit), Continuing Operations [Abstract]
Current	$ 1,213	$ 45
Income tax expense	1,213	45
Income Tax Expense (Benefit), Continuing Operations, by Jurisdiction [Abstract]
Domestic	54	0
Foreign (non-Israeli jurisdictions)	1,159	45
Income tax expense	1,213	45
Net loss before income tax	$ (45,496)	$ (43,729)
Effective tax rate	(2.67%)	(0.10%)